19787589
19787589
Chase
7/6/2005
7/14/2005
25
TX
$93,900.00
$79,950.52
N
-6.10%
$0.00
$74,000.00
19807585
19807585
Chase
7/6/2005
25
TX
$73,600.00
$67,519.65
Y
7/11/2005
20
2.22%
$0.00
REO Report
Date: 8/30/2005 1:26:06 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 1 of 1 (2 records returned)
REO Report
Date: 8/30/2005 1:26:06 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 1 of 1 (2 records returned)